Semiannual Report

Growth
Stock
Fund

June 30, 2002

T. Rowe Price(registered trademark)
logo(registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Growth Stock Fund

o The major domestic stock market indexes posted double-digit losses for the 6- and 12-month periods on concerns about the economy and corporate governance.

o The fund lagged the S&P 500 but outperformed the Lipper index of large-cap growth funds.

o Losses were unavoidable, but good stock selection and our decision to underweight telecom services helped us hold up better than our peer group.

o We do not intend to stray from our bottom-up stock selection process or our focus on growth companies. We remain confident in the potential of our portfolio.


REPORTS ON THE WEB

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account at www.troweprice.com for more information.


Fellow Shareholders

The hope that bloomed in the fourth quarter of 2001 quickly subsided and became doubt in early 2002. In the second quarter, doubt turned to pessimism as investors lost confidence in both the economy and the integrity of corporate management, their auditors, and Wall Street. We believe the current level of pessimism is excessive, though we are uncertain about when investors might change their minds.

     It is fair to say that the second quarter has been the most troubling investment environment I have experienced in my 15 years in the industry. Over the years I have witnessed recessions, market collapses, and mass euphoria, all of which stemmed from economies that recovered or deteriorated and valuations that rose or fell to more normal levels. However, the market's recent malaise involved something much deeper than statistics and historical trends; it evolved from the erosion of trust and faith.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Growth Stock shares                                -16.17%              -18.31%

Growth Stock-
Advisor Class shares                                -16.29                 --

S&P 500 Index                                       -13.16               -17.99

Lipper Large-Cap Growth
Funds Index                                         -17.96               -24.91
--------------------------------------------------------------------------------

     During the first half of the year, the fund declined 16.17% compared with a 17.96% loss for the Lipper Large-Cap Growth Funds Index and a 13.16% drop in the unmanaged Standard & Poor's 500 Index. For the 12-month period ended June 30, 2002, your fund again fared better than our Lipper peer group and trailed the S&P 500. (We are replacing the Lipper Large-Cap Growth Funds Average with the Lipper index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. The Lipper Large-Cap Growth Funds Average returned -18.68% and -25.53% for the 6- and 12-month periods ended June 30, respectively.) While we are never happy to report losses, we are pleased to have provided our shareholders with solid long-term returns. As seen in the table on the next page, our 3-, 5-, and 10-year returns outpaced both the S&P 500 and the Lipper index of large-cap growth funds in all periods.


Annualized Returns
--------------------------------------------------------------------------------

Periods Ended 6/30/02             3 Years          5 Years             10 Years
--------------------------------------------------------------------------------

Growth Stock Fund                 -5.15%              5.40%               11.84%

S&P 500 Stock Index               -9.18               3.66                11.43

Lipper Large-Cap
Growth Funds Index                -15.47              0.18                 9.01
--------------------------------------------------------------------------------

     Your fund's performance is primarily driven by our disciplined bottom-up stock selection process, which targets growth companies with the ability to sustain earnings momentum even during times of slow economic growth. Although the past two years have been painful for growth investors in general, they have been a horrific period for technology and telecom stocks in particular. For instance, the Lipper Science and Technology Funds Index declined more than 70% during the past 24 months. The euphoria of the late '90s turned 180 degrees, and investors rotated through market sectors-bidding up some groups and dumping others with little regard for the prices paid and received. This is not an environment that is conducive for those of us who invest for the long term. In addition, the fleeting nature of the emotional buying and selling has made our buy-and-hold approach more difficult. Nonetheless, it is important to understand that we rarely eliminate stocks that we believe will provide solid returns over time and fit into our investment criteria.

MARKET ENVIRONMENT

     Most U.S. stock indexes posted double-digit declines in the six-month period through June, impacted by the ongoing softness in corporate spending and a lack of an economic rebound overseas. Enron, WorldCom, and Xerox, along with the actions of Tyco's ex-CEO, have shown the world a less-than-pure financial system-rightfully causing investors to be wary. The media continually fueled the smoldering embers of skepticism, and credit rating agencies responded with downgrades-crimping the financial flexibility of many firms. Companies that historically relied on short-term debt financing or had growth through acquisitions were punished severely during the year. While I admit to being dismayed by the movement in many stocks, I fully understand that it will take time to repair the trust that has been lost in recent quarters.

INVESTMENT REVIEW

Over the last six months, two major forces have worked against the market; the first was expected and the other was not. Both factors punished performance, especially in the second quarter of the year.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           25

Health Care                                                        21

Financials                                                         21

Industrials and Business Services                                  13

Information Technology                                             12

Energy and Utilities                                                4

Telecommunication Services                                          2

Reserves and Other                                                  2

Based on net assets as of 6/30/02.
--------------------------------------------------------------------------------

     We expected the economy to stabilize at the consumer level, and to continue to decline in the technology and telecom sectors, but the decline in information technology spending was far greater than we had projected. We buttressed the portfolio for a less robust economy than the consensus. We positioned the fund to benefit from consumer spending with retailers Target and Home Depot and media companies Viacom and Clear Channel Communications. These are companies that we believe offer solid long-term growth potential, and we selectively added to these positions in the second quarter on weakness.

     We also remained bullish on health care services stocks UnitedHealth Group and WellPoint Health Networks, a pair of strong contributors for the year to date. Overall, the health care sector produced mixed results, as large-cap pharmaceuticals Pfizer and Wyeth, biotech stock MedImmune, and specialty-pharmaceutical manufacturer Allergan suffered severe losses. The technology and telecom sectors were also dismal performers during the 6- and 12-month periods; however, we dodged some of the pain by maintaining an underweight allocation, which improved our performance versus our benchmarks.

     The factor that took us by surprise was the loss of investor confidence in financial reporting and Wall Street. The impact was most severe on companies that have historically grown through acquisitions, which represent a significant portion of our portfolio. Large companies that have consistently expanded their market share through mergers and acquisitions like American International Group, GE, Citigroup, and Omnicom were severely punished. Even though none of these companies restated revenues or earnings, their stocks dropped precipitously. Omnicom, for example, lost nearly half of its value in June because of concerns about its "true" growth. We stand firm in our belief that these are solid growth companies and should be afforded higher-than-market multiples.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              Growth Stock
                                                  Domestic
As of 6/30/02                                    Portfolio              S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate
Past 5 Years                                          18.1%                11.5%

Projected 5 Years 1                                   14.9                 13.6

Dividend Growth Rate

Past 5 Years                                          13.0                  1.1

Projected 5 Years                                    211.0                  1.1
Return on Equity
Past 5 Years                                          22.3                 21.8

Long-Term Debt as
Percent of Capital                                    31.4                 38.1

P/E Ratio (12-month forward
projected earnings)1                                 20.4X                18.2X
--------------------------------------------------------------------------------

1Source data: IBES.
2Source data: Value Line. Forecasts are in no way indicative of future investment returns.


     Our investment in Tyco International has been extremely disappointing. We bought Tyco with the view that it had strong franchises (outside of its CIT Group), generated solid cash flow, and possessed a wealth of experienced management. The allegations against the company's CEO and his subsequent dismissal from the firm have spotlighted our error in judging at least one component of the management team. However, we've studied the financials and continue to believe that the firm's franchises are worth more than the current share price, and we have maintained the majority of our original position.

     While we are extremely displeased with recent performance, the valuations of most of our holdings have become attractive. As the market plunged in the second quarter, companies of all qualities began to be priced at about the same low level, and strong historical growth records were generally ignored. Over time, we believe this parity will prove flawed and the truly great companies will again command higher prices. In the short term, we are taking steps to avoid losses and will continue to do so until sanity returns. In addition, as opportunities present themselves, we intend to progressively increase the portfolio's economic sensitivity to capitalize on an economic recovery. Over the long haul, we believe that we can enhance performance by selling risk when others are greedy and by buying risk when others panic.


Growth Stock Fund P/E Relative to the S&P 500 P/E
--------------------------------------------------------------------------------

                                                                value
--------------------------------------------------------------------------------

6/77                                                            1.224

                                                                1.207

                                                                1.215

                                                                1.219

6/78                                                            1.263

                                                                1.193

                                                                1.145

                                                                 1.09

6/79                                                            1.118

                                                                1.061

                                                                1.025

                                                                1.088

6/80                                                            1.111

                                                                1.195

                                                                1.295

                                                                1.313

6/81                                                            1.312

                                                                1.426

                                                                1.267

                                                                1.235

6/82                                                            1.186

                                                                1.286

                                                                1.483

                                                                1.522

6/83                                                            1.424

                                                                  1.5

                                                                1.473

                                                                1.264

6/84                                                            1.233

                                                                1.103

                                                                1.185

                                                                1.196

6/85                                                            1.216

                                                                1.171

                                                                1.226

                                                                1.204

6/86                                                            1.163

                                                                1.122

                                                                1.106

                                                                1.108

6/87                                                                1

                                                                1.063

                                                                1.024

                                                                0.992

6/88                                                            1.066

                                                                1.105

                                                                1.191

                                                                1.207

6/89                                                            1.153

                                                                1.209

                                                                1.028

                                                                    1

3/90                                                            1.035

                                                                0.944

                                                                0.985

                                                                1.072

6/91                                                            1.007

                                                                1.026

                                                                1.144

                                                                1.152

6/92                                                            1.019

                                                                1.019

                                                                1.122

                                                                1.054

6/93                                                            1.055

                                                                1.072

                                                                1.149

                                                                1.086

6/94                                                            1.118

                                                                 1.17

                                                                1.316

                                                                1.196

6/95                                                            1.145

                                                                 1.13

                                                                1.133

                                                                1.147

6/96                                                             1.09

                                                                 1.12

                                                                1.085

                                                                1.074

6/97                                                            1.016

                                                                1.025

                                                                 0.95

                                                                0.986

6/98                                                            1.005

                                                                0.967

                                                                1.019

                                                                1.019

6/99                                                            1.046

                                                                1.086

                                                                1.067

                                                                1.111

6/00                                                             1.26

                                                                1.077

                                                                1.363

                                                                1.202

6/01                                                            1.212

                                                                1.038

                                                                1.124

                                                                1.169

6/02                                                            1.146

--------------------------------------------------------------------------------


This chart shows the history of the average (unweighted) price/earnings (P/E) ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index. The line labeled 1.0 represents the P/E ratio of the S&P 500 while the dark blue line is the fund's P/E relative to the S&P 500. As of June 30, 2002, the fund's P/E ratio was 21.4 versus 18.7 for the index, or 14% higher than the S&P 500's P/E ratio.


OUTLOOK

     The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith, allowing a more virtuous cycle to take hold. During this uncertain period, we will continue to work diligently to find companies that increase market share, improve returns, and run their businesses ethically for all shareholders. We think these companies will offer significant returns to shareholders and your fund.

     Respectfully submitted,

     Robert W. Smith
     Chairman of the fund's Investment Advisory Committee

     July 10, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------

Citigroup                                                         3.9%

UnitedHealth Group                                                3.5

Pfizer                                                            3.4

Freddie Mac                                                       3.3

Microsoft                                                         2.9
--------------------------------------------------------------------------------

First Data                                                        2.7

American International Group                                      2.2

GE                                                                2.1

Wyeth                                                             2.1

Target                                                            2.0
--------------------------------------------------------------------------------

Viacom                                                            2.0

Home Depot                                                        2.0

Johnson & Johnson                                                 1.6

Vodafone                                                          1.5

Affiliated Computer Services                                      1.5
--------------------------------------------------------------------------------

Exxon Mobil                                                       1.4

Concord EFS                                                       1.4

WellPoint Health Networks                                         1.3

Cisco Systems                                                     1.3

U.S. Bancorp                                                      1.3
--------------------------------------------------------------------------------
ChevronTexaco                                                     1.2

HCA                                                               1.2

Philip Morris                                                     1.1

Cendant                                                           1.1

Clear Channel Communications                                      1.1
--------------------------------------------------------------------------------

Total                                                            49.1%

Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases
--------------------------------------------------------------------------------

Intel*

U.S. Bancorp*

Clear Channel Communications

American International Group

UPS*

VERITAS Software*

Accenture*

Anheuser-Busch*

AOL Time Warner

Cisco Systems



Ten Largest Sales
--------------------------------------------------------------------------------

Royal Dutch Petroleum**

Allergan**

Electronic Data Systems**

Fannie Mae

Samsung Electronics

Electronic Arts**

Sprint PCS**

Freddie Mac

WellPoint Health Networks

Philip Morris

 *       Position added

**       Position eliminated


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                                       S&P               Growth
                                                       500                Stock
                                                     Index               shares
--------------------------------------------------------------------------------

6/92                                                10.000               10.000
6/93                                                11.363               11.472
6/94                                                11.522               12.277
6/95                                                14.527               14.949
6/96                                                18.304                18.13
6/97                                                24.655               23.531
6/98                                                32.092               30.296
6/99                                                39.395               35.872
6/00                                                42.249               43.656
6/01                                                35.983               37.471
6/02                                                29.511               30.609
--------------------------------------------------------------------------------

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
6/30/02           1 Year     5 Years    10 Years   Inception        Date
--------------------------------------------------------------------------------

Growth Stock
shares           -18.31%        5.40%      11.84%       --          --

Growth Stock-Advisor
Class shares        --          --          --       -16.29%    12/31/01
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Growth Stock shares

               6 Months   Year
               Ended      Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of
period           $24.18     $27.20     $33.27     $32.07     $28.99     $26.18

Investment activities

  Net investment
  income (loss)    0.02       0.09       0.07       0.11       0.22       0.23

  Net realized and
  unrealized
  gain (loss)     (3.93)     (2.76)      0.21       6.61       7.38       6.65

  Total from
  investment
  activities      (3.91)     (2.67)      0.28       6.72       7.60       6.88

Distributions
  Net investment
  income           --        (0.08)     (0.07)     (0.10)     (0.25)     (0.20)

  Net realized
  gain             --        (0.27)     (6.28)     (5.42)     (4.27)     (3.87)

  Total
  distributions    --        (0.35)     (6.35)     (5.52)     (4.52)     (4.07)

NET ASSET VALUE
End of period    $20.27     $24.18     $27.20     $33.27     $32.07     $28.99
                ----------------------------------------------------------------

Ratios/Supplemental Data
Total return^    (16.17)%    (9.79)%     0.27%     22.15%     27.41%     26.57%

Ratio of total
expenses to
average net
assets             0.75%!      0.77%      0.73%      0.74%      0.74%      0.75%

Ratio of net
investment
income (loss)
to average
net assets         0.21%!      0.34%      0.20%      0.31%      0.67%      0.75%

Portfolio
turnover rate      49.1%!      64.1%      74.3%      55.8%      54.8%      40.9%

Net assets,
end of period
(in millions)     $4,009     $4,685     $5,428     $5,672     $5,041     $3,988
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Growth Stock - Advisor Class  shares

                                                             6 Months
                                                                Ended
                                                              6/30/02
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of period                                        $    24.18

Investment activities

  Net realized and
  unrealized gain (loss)                                        (3.94)


NET ASSET VALUE

End of period                                              $    20.24
                                                           ----------

Ratios/Supplemental Data
Total return^                                                  (16.29)%*

Ratio of total expenses to
average net assets                                               1.10%*!

Ratio of net investment
income (loss) to average
net assets                                                      (0.08)%*!

Portfolio turnover rate                                          49.1%!

Net assets, end of period
(in thousands)                                             $      208
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/03.
! Annualized The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                               In thousands

Common Stocks  97.9%

CONSUMER DISCRETIONARY  17.7%

Automobiles  1.0%

Harley-Davidson                                    757,600           $   38,842

                                                                         38,842


Hotels, Restaurants & Leisure  0.7%

MGM Grand *                                        306,973               10,360

Starbucks *                                        700,000               17,395

                                                                         27,755

Household Durables  0.4%

Sony, (JPY)                                        300,000               15,843

                                                                         15,843

Internet & Catalog Retail  0.6%

USA Interactive *                                1,065,000               24,974

                                                                         24,974

Media  7.8%

AOL Time Warner *                                2,955,000               43,468

Clear Channel Communications *                   1,384,000               44,316

Comcast, Class A *                               1,335,000               31,827

Disney                                             650,000               12,285

Liberty Media, Class A *                         3,915,000               39,150

Omnicom                                            650,000               29,770

Univision Communications, Class A *              1,038,800               32,618

Viacom, Class B *                                1,770,524               78,558

                                                                        311,992

Multiline Retail  4.0%

Kohl's *                                           330,000               23,126

Target                                           2,070,000               78,867

Wal-Mart                                           780,000               42,908

Wal-Mart de Mexico ADR                             590,000               16,465

                                                                        161,366


Specialty Retail  3.2%

Best Buy *                                         355,000               12,886

GAP                                                900,000               12,780

Home Depot                                       2,135,000               78,419

Inditex (EUR) *                                  1,215,400               25,615

                                                                        129,700

Total Consumer Discretionary                                            710,472


CONSUMER STAPLES  7.2%

Beverages  2.7%


Ambev (BRL)                                     68,000,000           $   10,516

Anheuser-Busch                                     540,000               27,000

Coca-Cola                                          725,000               40,600

PepsiCo                                            600,000               28,920

                                                                        107,036

Food & Drug Retailing  2.7%

Koninklijke Ahold (EUR)                          1,430,000               30,025

Safeway *                                          300,000                8,757

Sysco                                            1,098,000               29,887

Walgreen                                           990,000               38,244

                                                                        106,913

Food Products  0.4%

General Mills                                      360,000               15,869

                                                                         15,869

Household Products                                                          0.3%

Colgate-Palmolive                                  255,000               12,763

                                                                         12,763

Tobacco  1.1%

Philip Morris                                    1,030,900               45,030

                                                                         45,030

Total Consumer Staples                                                  287,611


ENERGY  3.8%

Energy Equipment & Services  1.2%

Baker Hughes                                       980,000               32,624

Schlumberger                                       340,000               15,810

                                                                         48,434

Oil & Gas  2.6%

ChevronTexaco                                      550,000               48,675

Exxon Mobil                                      1,331,374               54,480

                                                                        103,155

Total Energy                                                            151,589


FINANCIALS  20.9%

Banks  3.9%

Bank of New York                                   360,000           $   12,150

Fifth Third Bancorp                                420,000               27,993

Mellon Financial                                 1,100,000               34,573

Northern Trust                                     300,000               13,218

U.S. Bancorp                                     2,200,000               51,370

Wells Fargo                                        350,000               17,521

                                                                        156,825

Diversified Financials                                                     11.5%

Capital One Financial                              355,000               21,673

Citigroup                                        4,047,853              156,854

Fannie Mae                                         500,400               36,905

Freddie Mac                                      2,175,000              133,110

Goldman Sachs Group                                255,000               18,704

Merrill Lynch                                      970,000               39,285

Morgan Stanley                                     565,000               24,340

SLM Corporation                                    150,000               14,535

State Street                                       340,000               15,198

                                                                        460,604

Insurance  5.5%

ACE Limited                                        837,900               26,478

American International Group                     1,300,000               88,699

Berkshire Hathaway, Class A *                          230               15,364

Fairfax Financial, (CAD)                            59,600                5,965

Hartford Financial Services Group                  520,000               30,924

Marsh & McLennan                                   230,000               22,218


Progressive Corporation                            255,000               14,752

XL Capital, Class A                                192,000               16,262

                                                                        220,662

Total Financials                                                        838,091


HEALTH CARE  20.6%

Biotechnology  1.1%

Amgen *                                            360,000               15,077

MedImmune *                                      1,048,900               27,691

                                                                         42,768

Health Care Equipment & Supplies  1.3%

Baxter International                               885,000           $   39,338

Waters Corporation *                               501,000               13,377

                                                                         52,715

Health Care Providers & Services  8.2%

AmerisourceBergen                                  426,600               32,422

Cardinal Health                                    520,000               31,933

HCA                                                985,000               46,788

Laboratory Corporation of America *                437,600               19,976

UnitedHealth Group                               1,554,400              142,305

Wellpoint Health Networks *                        690,000               53,689

                                                                        327,113

Pharmaceuticals  10.0%

Abbott Laboratories                                475,000               17,884

Eli Lilly                                          315,000               17,766

Johnson & Johnson                                1,240,000               64,802

Pfizer                                           3,930,000              137,550

Pharmacia                                          895,000               33,518

Sanofi-Synthelabo (EUR)                            693,000               42,080

Schering-Plough                                    195,000                4,797

Wyeth                                            1,650,000               84,480

                                                                        402,877

Total Health Care                                                       825,473


INDUSTRIALS & BUSINESS SERVICES  12.2%

Aerospace & Defense  0.6%

Honeywell International                            681,800               24,020

                                                                         24,020

Air Freight & Logistics                                                     0.8%

UPS, Class B                                       530,000               32,727

                                                                         32,727

Commercial Services & Supplies   7.6%

Apollo Group, Class A *                            755,000               29,762

Automatic Data Processing                          545,000               23,735

Cendant *                                        2,800,000               44,464

Concord EFS *                                    1,805,000               54,403

Convergys *                                        565,000               11,006

First Data                                       2,930,000              108,996

Securitas Series B (SEK)                         1,623,000               33,297

                                                                        305,663

Industrial Conglomerates  3.2%

GE                                               2,945,000          $    85,552

Hutchison Whampoa (HKD)                          1,980,000               14,787

Tyco International                               2,015,200               27,226

                                                                        127,565

Total Industrials & Business Services                                   489,975


INFORMATION TECHNOLOGY  11.5%

Communications Equipment  2.1%

Cisco Systems *                                  3,800,000               53,010

Nokia ADR                                          500,000                7,240

QUALCOMM *                                         950,000               26,116

                                                                         86,366

Computers & Peripherals                                                     1.2%

Dell Computer *                                  1,100,000               28,754

Lexmark International, Class A *                   350,000               19,040

                                                                         47,794

Electronic Equipment & Instruments  0.2%

Flextronics *                                    1,178,600                8,403

                                                                          8,403

IT Consulting & Services                                                    2.2%

Accenture, Class A *                             1,450,000               27,550

Affiliated Computer
Services, Class A *                              1,253,400               59,511

                                                                         87,061


Semiconductor Equipment & Products  2.0%

Analog Devices *                                   620,000               18,414

Applied Materials *                                370,000                7,037

Intel                                            1,395,000               25,487

Maxim Integrated Products *                        333,400               12,779

Samsung Electronics (KRW)                           59,000               16,136

                                                                         79,853

Software  3.8%

Adobe Systems                                      576,100               16,419

Microsoft *                                      2,124,800              116,226

Siebel Systems *                                   300,000                4,266

VERITAS Software *                                 810,000               16,030

                                                                        152,941

Total Information Technology                                         $  462,418


TELECOMMUNICATION SERVICES  1.9%

Wireless Telecommunication Services  1.9%

China Mobile (Hong Kong) (HKD) *                       100           $        0

NTT DoCoMo (JPY)                                     5,280               12,995

Vodafone (GBP)                                  37,130,000               50,949

Vodafone ADR                                       800,000               10,920

Total Telecommunication Services                                         74,864


UTILITIES  0.2%

Gas Utilities  0.2%

El Paso Corporation                                510,000               10,511

Total Utilities                                                          10,511


Total Miscellaneous Common Stocks  1.9%                                  75,960

Total Common Stocks (Cost $3,458,218)                                 3,926,964



Short-Term Investments  2.4%

Money Market Fund  2.4%

T. Rowe Price Reserve
Investment Fund, 1.95% #                        95,981,753               95,982

Total Short-Term Investments (Cost $95,982)                              95,982


Total Investments in Securities
100.3% of Net Assets (Cost $3,554,200)                               $4,022,946


Other Assets Less Liabilities                                           (13,443)

NET ASSETS                                                           $4,009,503

Net Assets Consist of:
Undistributed net
investment
income (loss)                                                        $    4,715

Undistributed net
realized gain (loss)                                                   (495,044)

Net unrealized
gain (loss)                                                             468,771

Paid-in-capital applicable to
197,780,422 shares of 1.00 par
value capital stock outstanding;
200,000,000 shares authorized                                         4,031,061

NET ASSETS                                                           $4,009,503
                                                                     ----------

NET ASSET VALUE PER SHARE
Growth Stock shares
(4,009,294,415/197,770,130
shares outstanding)                                                  $    20.27
                                                                     ----------

Growth Stock - Advisor Class shares
(208,261/10,292
shares outstanding)                                                  $    20.24
                                                                     ----------

           #      Seven-day yield
           *      Non-income producing
         ADR      American Depository Receipts
         BRL      Brazilian real
         CAD      Canadian dollar
         EUR      Euro
         GBP      British pound
         HKD      Hong Kong dollar
         JPY      Japanese yen
         KRW      South Korean won
         SEK      Swedish krona

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                               6/30/0
--------------------------------------------------------------------------------
                                                                    2
Investment Income (Loss)

Income

  Dividend                                                 $   20,015

  Interest                                                      1,272

  Total income                                                 21,287

Expenses

  Investment management                                        12,682

  Shareholder servicing
     Growth Stock shares                                        3,562

     Growth Stock - Advisor Class shares                            1

  Custody and accounting                                          194

  Prospectus and shareholder reports
     Growth Stock shares                                          119

     Growth Stock - Advisor Class shares                            1

  Proxy and annual meeting                                         77

  Registration                                                     32

  Organization and initial registration                            27
  Directors                                                        14

  Legal and audit                                                  10

  Reimbursed by manager                                           (28)

  Total expenses                                               16,691

  Expenses paid indirectly                                       (119)

  Net expenses                                                 16,572

  Net investment income (loss)                                  4,715

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                              (141,741)

     Foreign currency transactions                               (414)

     Net realized gain (loss)                                (142,155)

Change in net unrealized gain (loss)

  Securities                                                 (634,142)

  Other assets and liabilities

  denominated in foreign currencies                                43

  Change in net unrealized gain (loss)                       (634,099)

Net realized and unrealized gain (loss)                      (776,254)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $(771,539)
                                                            ---------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                                 $    4,715           $   16,461

  Net realized
  gain (loss)                                     (142,155)            (352,066)

  Change in net
  unrealized
  gain (loss)                                     (634,099)            (205,982)

  Increase (decrease)
  in net
  assets from
  operations                                      (771,539)            (541,587)

Distributions to shareholders

  Net investment income
     Growth Stock shares                              --                (15,356)

  Net realized gain
     Growth Stock shares                              --                (51,744)

Decrease in net assets
from distributions                                    --                (67,100)

Capital share transactions *

  Shares Sold
     Growth Stock shares                           411,192              459,860

     Growth Stock - Advisor Class shares               127                  100

  Distributions reinvested
     Growth Stock shares                              --                 63,231

  Shares redeemed
     Growth Stock shares                          (315,113)            (657,967)

Increase (decrease) in net assets from capital
share transactions                          96,206                     (134,776)

Net Assets

Increase (decrease) during period                 (675,333)            (743,463)

Beginning of period                              4,684,836            5,428,299

End of period                                   $4,009,503           $4,684,836
                                                ----------           ----------

*Share information

  Shares sold
     Growth Stock shares                            17,862               18,719

     Growth Stock - Advisor
     Class shares                                        6                    4

  Distributions reinvested
     Growth Stock shares                              --                  2,666

  Shares redeemed                                        x                    x

     Growth Stock shares                           (13,839)             (27,224)

  Increase (decrease) in
  shares outstanding                                 4,029               (5,835)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                   June 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has two classes of shares: Growth Stock Fund, offered since April 11, 1950, and Growth Stock Fund-Advisor Class, which was first offered on December 31, 2001. Growth Stock-Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.


     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting Growth Stock-Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended June 30, 2002. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled 119,000 and 0, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated 1,239,053,000 and 1,066,615,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had 352,727,000 of unused capital loss carryforwards, of which 352,727,000 expire in 2009.

     At June 30, 2002, the cost of investments for federal income tax purposes was 3,554,200,000. Net unrealized gain aggregated 468,771,000 at period-end, of which 891,880,000 related to appreciated investments and 423,109,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled 1,919,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Growth Stock-Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2005, the Growth Stock-Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%. Pursuant to this agreement, 28,000 of the Growth Stock-Advisor Class's expenses were borne by the manager for the six months ended June 30, 2002. At June 30, 2002, expenses in the amount of 28,000 remain subject to reimbursement by the Growth Stock-Advisor Class through December 31, 2005.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Growth Stock share class. Expenses incurred pursuant to these service agreements totaled 2,710,000 for the six months ended June 30, 2002, of which 347,000 was payable at period-end. The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the Growth Stock share class was allocated 215,000 of Spectrum expenses, of which 49,000 related to services provided by Price and 81,000 was payable at period-end. At June 30, 2002, approximately 4.4% of the outstanding shares of the Growth Stock share class were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled 1,275,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001


Anthony W. Deering
(1/28/45)                       Director, Chairman of the Board, President, and
2001                            Chief Executive Officer, The Rouse Company,
                                real estate developers


Donald W. Dick, Jr.
(1/27/43)                       Principal, EuroCapital Advisors, LLC, an
1980                            acquisition  and management advisory firm


David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
s1994                            Corp.(5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers


Hanne M. Merriman               Retail Business Consultant; Director, Ann
(11/16/41)                      Taylor Stores Corp., Ameren Corp., Finlay
1994                            Enterprises, Inc., The Rouse Company, and US
                                Airways Group, Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company


Hubert D. Vos
(8/2/33)                        Owner/President, Stonington Capital Corp.,
1994                            a private investment company


*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Independent Directors (continued)

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1994                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.


*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


Inside Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected**                  Other Directorships of Public Companies

[Number of T. Rowe Price Portfolios Overseen]
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997                            Director and Vice President, T. Rowe Price and
[32]                            T. Rowe Price Group, Inc.


James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1982                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. owe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Growth Stock Fund

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1984                            Price Group, Inc. and Director, T. Rowe Price
[98]                            Global Asset Management Limited; Vice President
                                and Director, T. Rowe Price Trust Company;
                                Director, T. Rowe Price Global Investment
                                Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)


--------------------------------------------------------------------------------
Carol G. Bartha (1/4/42)        Employee, T. Rowe Price
Assistant Vice President,
Growth Stock Fund


Joseph A. Carrier
(12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Growth               Group, Inc., and T. Rowe Price Investment
Stock Fund                      Services, Inc.


Anna M. Dopkin (9/5/67)
Vice President,                 Vice President, T. Rowe Price and T. Rowe
Growth Stock Fund               Price  Group, Inc.


John R. Ford (11/25/57)         Vice President, T. Rowe Price and T. Rowe Price
Vice President,                 Group, Inc.; Chief Investment Officer, Director,
                                Growth Stock Fund and Vice President, T. Rowe
                                Price International, Inc.


Robert N. Gensler (10/18/57)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Group, Inc.


Henry H. Hopkins (12/23/42)     Director and Vice President, T. Rowe Price
Vice President,                 Group, Inc.; Vice President, T. Rowe Price,
Growth Stock Fund               T. Rowe Price International, Inc., and T. Rowe
                                Price Retirement Plan Services, Inc.; Vice
                                President and Director, T. Rowe Price Investment
                                Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company


Kris H. Jenner (2/5/62)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Group, Inc.


J. Jeffrey Lang (1/10/62)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Trust Company


Patricia B. Lippert
(1/12/53)
Secretary,                      Assistant Vice President, T. Rowe Price and
Growth Stock Fund               T. Rowe Price Investment Services, Inc.



David S. Middleton
(1/18/56)
Controller,                     Vice President, T. Rowe Price, T. Rowe Price
Growth Stock Fund               Group, Inc., and T. Rowe Price Trust Company


D. James Prey III
(11/26/59)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Growth Stock Fund

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------


Larry J. Puglia
(8/25/60)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Group, Inc.


Robert W. Sharps
(6/10/71)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Growth Stock Fund               Group, Inc.


Robert W. Smith
(4/11/61)
President,                      Vice President, T. Rowe Price, T. Rowe Price
Growth Stock Fund               Group, Inc., and T. Rowe Price International,
                                Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price
INVEST WITH CONFIDENCE(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F40-051  6/30/02